UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-05984
                                                    --------------

                           THE NEW IRELAND FUND, INC.
               -------------------------------------------------
               (Exact name of registrant as specified in charter)

                 Bank of Ireland Asset Management (U.S.) Limited
                               75 Holly Hill Lane
                               GREENWICH, CT 06830
               -------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                    PFPC Inc.
                           99 High Street, 27th Floor
                                BOSTON, MA 02110
               -------------------------------------------------
                     (Name and address of agent for service)


       registrant's telephone number, including area code: (203) 869-0111
                                                         ----------------

                       Date of fiscal year end: OCTOBER 31
                                              ----------------

                    Date of reporting period:  APRIL 30, 2005
                                              ----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


[GRAPHIC OMITTED]
HOME PHOTO

                                      THE
                                  NEW IRELAND
                                      FUND

                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2005

                     COVER PHOTOGRAPH -- ADARE, CO. LIMERICK
                      Provided courtesy of Tourism Ireland.

                             LETTER TO SHAREHOLDERS
Dear Shareholder,

INTRODUCTION

Although there was a marginal decrease in the Fund's Net Asset Value ("NAV") in the most recent quarter, performance for the first six months of the fiscal year was very satisfactory with NAV increasing by 15.38%, to $23.93 per share.

Since quarter end, we have seen a significant strengthening of the US dollar and, should this trend continue, there definitely would be a negative impact on the Fund. However, as may be seen from the comments below, the Irish economy continues to perform strongly and we are hopeful that this will help to offset the impact of any increase in the value of the dollar.

During the quarter, Mr. Denis Curran resigned as a director of the Fund. We are sorry to see him go, as he served the Fund with distinction for the past five years. The Board recently appointed Mr. Brendan Donohoe, President of the Fund's Investment Advisor, to replace Mr. Curran as Director and President of the Fund.

PERFORMANCE

For the quarter ended April 30 2005, NAV decreased 0.3% to $23.93 as compared to a 10% decrease in the Irish stock market, in US dollar terms. Excluding Bank of Ireland, which the fund is precluded from investing in, the Irish market declined by 10.9% in dollar terms. As already mentioned, NAV increased by 15.38% over the past six months, which also compares favourably with the 5.19% increase in the Irish stock market in dollar terms. The Equity Market Review section below gives a more detailed analysis of the performance of key stocks in the Fund.

We continue to implement the Share repurchase program, with 54,850 shares being repurchased and retired, since the beginning of the fiscal year, at a cost of $1,185,179. These repurchases represent a reduction of 1.17% of the shares outstanding at October 31, 2004 and they have resulted in a positive impact on the Fund's NAV of 4 cents per share.

ECONOMIC REVIEW

Last year the Irish economy had its best year since 2000 with GNP increasing by 5.5%. Prospects for the Irish economy remain positive. The Central Bank is forecasting GNP growth of 5.25% for 2005 (5.5% GDP growth), and expects growth to continue, in 2006, at a broadly similar rate. Notwithstanding the strong fundamentals in the Irish economy, the key risks to economic forecasts lie in the oil price and exchange rate uncertainty. The global economy has been in generally good shape, but some recent indicators have been patchy showing the inevitable strains of the impact of higher oil and commodity prices as well as a cooling in the pace of global growth last year.

Consumer sentiment weakened in April to 97.3 compared to a reading of 104.2 in March, but the corresponding figure for April 2004 was 90.8. While the April sentiment reading points to a more hesitant consumer, it is still consistent with a healthy trend in household spending. The main message of the data is that the mood of consumers is one of cautious optimism. With the global economy hitting a soft patch and with consumer sentiment also falling in the US, and the UK, it is not surprising that Irish consumers were a little less optimistic.

The strength of the domestic economy remains apparent in the labor market figures. In February to April the numbers claiming unemployment benefit fell 1.1%. The downward trend in the Live Register that commenced in July 2003 is still intact. The unemployment rate stood at 4.2% at the end of April - close to full employment.

Tax receipts were 2.5% above the governments target in the first quarter of the calendar year. The main contributor was VAT, which is ahead of target due to strong housing sales and consumer expenditure. In Q1, retail sales rose 6.1% year on year - the best annual volume growth in any quarter for five years. On the corporate side, tax was marginally ahead of the government target.

The sharp rise in oil prices in early April sent the Consumer Price Index higher. The CPI jumped 0.5%, month on month, taking the annual rate to 2.2%. Energy prices spiked 5.3%, in April, compared with March. Transport prices, which are influenced by higher fuel costs rose 1.2%. Elsewhere, pricing pressure is hard to find, in fact in a range of services, prices fell. Overall inflation would be much lower were it not for elevated oil prices.

The pace of credit growth in March slowed for the first time since August 2004, with the year -on-year increase falling back to an underlying rate of 25.4%, up from 26.9% in February. In a continuation of a trend evident in recent months, non-mortgage credit once again accounted for most of the monthly increase in private sector credit, with non-financial corporations driving demand.

EQUITY MARKET REVIEW

The Irish stock market ("ISEQ") declined by 9.1% in Euro terms over the quarter. The collapse of Elan had a dramatic impact on the index. Excluding its 79% fall, the ISEQ was down 1.7% which compares more favourably to its peers:

                                  QUARTER ENDED
                                 APRIL 30, 2005
                                 --------------

                               LOCAL
                             CURRENCY        U.S. $
                             --------        ------
Irish Equities (ISEQ)          -9.1%         -10.0%

S&P 500                        -2.1%          -2.1%
NASDAQ                         -6.8%          -6.8%
UK Equities (FTSE 100)         -1.0%          +0.3%
Japanese Equities              -3.3%          -4.3%

                                  QUARTER ENDED
                                 APRIL 30, 2005
                                 --------------

                               LOCAL
                             CURRENCY        U.S. $
                             --------        ------
Euroland Equities Eurostoxx    -1.7%          -3.0%
German Equities (DAX)          -1.7%          -2.9%
French Equities (CAC)          -0.1%          -1.3%
Dutch Equities (AEX)           -3.4%          -4.6%

Full year results were a focal point this quarter but the biggest news in the Irish market was the withdrawal of ELAN's key multiple sclerosis drug, Tysabri, at the end of February. The suspension followed one confirmed fatality and one suspected case of a very rare central nervous system disorder. No causal link had been established, but Elan and Biogen Idec suspended supply and clinical trials of the product pending fuller investigation of the facts. Most of Elan's valuation is tied up with the prospects for Tysabri. The fund is not exposed to Elan.

ALLIED IRISH BANKS full year results were strong, with solid performance across all geographies. EPS grew 13% off the 118 cents base. The dividend was increased 10% to 59.4 cents. Net interest income and total operating income increased 11% over the year versus a 7% rise in costs. Asset quality trends were positive with non-performing loans of 1.2% compared to 1.4% last year. Loan growth was higher in every geographic area compared to 2003. Management believes that the 2004 level of growth is sustainable, going forward, because it is broadly based. Allied announced the appointment of Eugene Sheehy as chief executive designate to succeed Michael Buckley on his retirement. Sheehy is currently chairman and CEO of the Mid Atlantic Division, M&T bank.

Full year results, from PADDY POWER, were in line with their trading statement of the previous month. Profit before tax was [EURO]32.1 million, up 57.5%. The key drivers were favourable sporting results in the first half and the growth of the online channel. Analyst upgrades of earnings were driven by the performance of the group's online casino. The company announced that Patrick Kennedy, currently CFO at Greencore, would become CEO designate of Paddy Power, in the Fall.

MCINERNEY HOLDINGS reported excellent full year results on the 24th of February. Pre tax profits rose 43%, EPS rose 46% to 106.43 cents and the dividend was increased by 65%. 1,101 private homes were completed in Ireland, up 14% year on year, and McInerney say that the division is well positioned to take advantage of continuing demand in their target market of first time buyers. In the UK, there were 500 private home completions, up 12% year on year. With 1,900 controlled plots, management believes that the UK division is well placed to see progressive growth going forward.

RYANAIR HOLDINGS announced a major new aircraft order with Boeing. The new deal runs from 2008 to 2012 and is made up of firm orders for 70 aircraft and options for a further 70. This will allow Ryanair to maintain its planned double-digit growth during the latter years of the decade and is a clear signal of the growth opportunity that Ryanair sees in the market.

CRH'S full year results were in line with their trading statement. Pre tax profits rose 18% to [EURO]1,017 million or 23%, on a constant currency basis. EPS on a pre-goodwill basis increased 20% to 161.7 cents. The dividend was increased 17% inline with management's guidance for a progressive dividend policy over the next few years. Underlying sales growth was very strong, up 7% in 2004 a significant improvement on 2003's 1% underlying growth rate. The balance sheet is very strong and interest cover on an EBITDA basis stands at over 13 times. The outlook statement was cautiously upbeat - but management is typically cautious in their guidance.

KERRY GROUP reported a 10% rise in EPS for 2004, or 13%, on a constant currency basis. Free cash flow generation was at a high of 59% of EBITDA, above the 51% average of the past five years. Kerry spent [EURO]712 million on acquisitions last year but, given the strong cash generation, its balance sheet remains strong with EBITDA to interest cover of 9 times, so further growth through acquisitions can easily be funded.

Full year results from FYFFES were ahead of the market consensus as it benefited from very strong banana prices, in the second half of 2004, and the weak dollar. EPS grew 32% to 19.77 cents.

KINGSPAN GROUP produced a stellar set of full year results with sales up 22%. The EBITBA margin improved from 10.1% to 10.7% proving the company's ability to pass on higher raw material prices. Basic EPS rose 36% and pre-goodwill EPS rose 31% to 47 cents. Year-end net debt was [EURO]107.6 million, a gearing level of 36%, while interest cover stood at over 16x. The dividend was increased 33% to
9.6 cents and is 5 times covered. Management noted that the macro environment in which Kingspan operates has continued to improve through the second half of 2004 and into the opening quarter of 2005. Kingspan recently announced the acquisition of Century Homes for a net consideration of [EURO]91mn. Century is Irelands leading manufacturer of timber frame houses and has operations in the UK. The acquisition is expected to be earnings enhancing at the outset and will improve Kingspan's capability to become the leading player in the off-site low energy home construction market in the UK and Ireland.

Full year numbers for INDEPENDENT NEWS AND MEDIA were solid. Sales from continuing operations were up 14% to [EURO]1,557 million. Advertising revenue from continuing operations was particularly strong. Profit before exceptionals rose 33% to [EURO]205 million. Due to a higher tax charge, EPS growth was limited to 12% at14.1cents. Interest cover improved from 2.8x to 3.6x. According to the group, trading in 2005 has continued the same positive trend, with all operations showing strong revenue and profit growth. Profits are also benefiting from cost savings due to the restructuring program, which is expected to be implemented, fully, during 2005 and 2006.

IONA TECHNOLOGIES Q1 results were in line with expectations. Overall revenues declined 3%. Product revenues were up 8% year on year while service revenues were down 12%. Operating expenses were down 1% to $13.4 million. Peter Zotto, President and COO, will take over as CEO from Chris Horn, who is moving, from his role as CEO, to Vice-Chairman with a focus on strategy.

CURRENT OUTLOOK

The Irish economy continues to perform well, with GDP growth of 5% to 5.5% forecast for 2005 and 2006, which is very attractive compared to the sub 2% growth rate in the Eurozone economy, as a whole. So far as the external environment is concerned, the world economy, generally, has been in good shape in recent times. Last year saw the highest growth rate for the OECD economies for many years - about 3.5%. This year, growth in the major economies is likely to be somewhat lower. IMF estimates of world trade volumes, although slowing from last year's very strong pace, indicate a benign external environment, which is important for an open economy such as Ireland.

Stock market valuations remain supportive. The ISEQ is trading on 11.5 times 2006 earnings, and the dividend yield for the Irish market based on 2005 earnings is 2.6%, as compared to a yield of 3.4% on Eurozone 10 year government bonds.



Sincerely,
/S/PETER HOOPER
Peter Hooper

Chairman



June 17, 2005

                               INVESTMENT SUMMARY

                                TOTAL RETURN (%)
                                ----------------


                               MARKET VALUE                NET ASSET VALUE (A)
                               ------------                -------------------

                                        AVERAGE                         AVERAGE
                        CUMULATIVE     ANNUAL(B)       CUMULATIVE      ANNUAL(B)
                        ----------     ---------       ----------      ---------
Six Months                  15.00        15.00             15.44          15.44
One Year                    41.53        41.53             34.95          34.95
Three Year                  97.75        25.49             84.94          22.72
Five Year                   88.20        13.47             46.84           7.98
Ten Year                   261.21        13.69            206.57          11.84





                        PER SHARE INFORMATION AND RETURNS
                        ---------------------------------
                                                                                                 SIX
                                                                                                MONTHS
                                                                                                 ENDED
                                                                                               APRIL 30,
                   1995    1996   1997   1998   1999    2000    2001    2002   2003     2004     2005
--------------------------------------------------------------------------------------------------------
Net Asset
  Value ($)       13.61   16.90  19.99  21.36  19.75   20.06   13.28   11.04  16.29    20.74    23.93
Income
  Dividends ($)   (0.11)  (0.14) (0.22) (0.07)    --   (0.13)  (0.01)  (0.03)    --   (0.089)  (0.030)
Capital Gains
Other
  Distributions ($)  --   (0.13) (0.36) (0.70) (1.14)  (1.60)  (2.65)  (0.69)    --       --       --
Total
  Return (%) (a)  25.72   26.65  22.46  11.68  (2.79)  13.27  (23.76) (12.07) 47.55    28.14    15.44(b)


NOTES
-----

(a) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
(b) Periods less than one year are not annualized.


PAST RESULTS ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE OF THE FUND.

                 PORTFOLIO BY MARKET SECTOR AS OF APRIL 30, 2005
                           (PERCENTAGE OF NET ASSETS)

     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:


Construction and Building Materials ... 25.12%

Financial ............................. 20.89%

Food and Beverages .................... 14.32%

Leisure and Hotels ....................  7.69%

Health Care Services ..................  6.65%

Business Services .....................  4.91%

Transportation ........................  4.27%

Food and Agriculture ..................  3.82%

Diversified Financial Services ........  3.74%

Other Assets ..........................  8.59%




                 TOP 10 HOLDINGS BY ISSUER AS OF APRIL 30, 2005

HOLDING                           SECTOR                         % OF NET ASSETS
-------                           ------                         ---------------
Allied Irish Banks PLC            Financial                              16.67%
CRH PLC                           Construction and Building Materials    12.33%
Kerry Group PLC, Series A         Food and Beverages                     11.21%
Kingspan Group PLC                Construction and Building Materials     6.71%
DCC PLC                           Business Services                       4.91%
United Drug PLC                   Health Care Services                    4.50%
Jury's Doyle Hotel Group PLC      Leisure and Hotels                      4.49%
Grafton GRP PLC-UTS               Construction and Building Materials     4.29%
Ryanair Holdings PLC              Transportation                          4.27%
FBD Holdings PLC                  Financial                               4.22%

THE NEW IRELAND FUND, INC.
PORTFOLIO HOLDINGS (UNAUDITED)
--------------------------------------------------------------------------------


                                                                      Value (U.S.)
April 30, 2005                                        Shares            (Note A)
-----------------------------------------------------------------------------------
COMMON STOCKS (97.80%)
COMMON STOCKS OF IRISH COMPANIES (97.80%)
BUSINESS SERVICES (4.91%)
     DCC PLC                                          243,763          $  5,444,086
                                                                       ------------
COMPUTER SOFTWARE AND SERVICES (0.46%)
     IONA Technologies PLC-ADR*                       169,300               506,207
                                                                       ------------
CONSTRUCTION AND BUILDING MATERIALS (25.12%)
     CRH PLC                                          549,873            13,664,830
     Grafton Group PLC-UTS                            417,114             4,754,738
     Kingspan Group PLC                               663,458             7,434,371
     McInerney Holdings PLC                           196,675             2,000,721
                                                                       ------------
                                                                         27,854,660
                                                                       ------------
DIVERSIFIED FINANCIAL SERVICES (3.74%)
     Irish Life & Permanent PLC                       248,182             4,149,074
                                                                       ------------
FINANCIAL (20.89%)
     Allied Irish Banks PLC                           908,761            18,477,420
     FBD Holdings PLC                                 161,742             4,677,157
                                                                       ------------
                                                                         23,154,577
                                                                       ------------
FOOD AND AGRICULTURE (3.82%)
     IAWS Group PLC                                   293,851             4,229,735
                                                                       ------------
FOOD AND BEVERAGES (14.32%)
     Fyffes PLC                                       640,733             1,794,931
     Greencore Group PLC                              401,256             1,657,611
     Kerry Group PLC, Series A                        511,857            12,422,746
                                                                       ------------
                                                                         15,875,288
                                                                       ------------
HEALTH CARE SERVICES (6.65%)
     ICON PLC-Sponsored ADR*                           71,646             2,381,198
     United Drug PLC                                1,129,687             4,987,643
                                                                       ------------
                                                                          7,368,841
                                                                       ------------
LEISURE AND HOTELS (7.69%)
     Jury's Doyle Hotel Group PLC                     314,982             4,981,188
     Paddy Power PLC                                  202,495             3,542,132
                                                                       ------------
                                                                          8,523,320
                                                                       ------------

THE NEW IRELAND FUND, INC.
PORTFOLIO HOLDINGS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------


                                                                      Value (U.S.)
April 30, 2005                                        Shares            (Note A)
-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
PUBLISHING AND NEWS (2.92%)
     Independent News & Media PLC                   1,023,832          $  3,238,217
                                                                       ------------
REAL ESTATE DEVELOPMENT (0.58%)
     Irish Estates PLC*,+                             500,000               645,477
                                                                       ------------
TECHNOLOGY (1.55%)
     Horizon Technology Group PLC*                  1,321,900             1,723,579
                                                                       ------------
TELECOMMUNICATIONS (0.88%)
     Eircom Group PLC-144Aa                           400,000               970,798
                                                                       ------------
TRANSPORTATION (4.27%)
     Ryanair Holdings PLC*                            650,000             4,732,641
                                                                       ------------
TOTAL COMMON STOCKS OF IRISH COMPANIES
  (Cost $47,558,888)                                                    108,416,500
                                                                       ------------
TOTAL INVESTMENT COMPANIES BEFORE FOREIGN
   CURRENCY ON DEPOSIT
   (Cost $47,558,888)                                                  $108,416,500
                                                                       ------------

THE NEW IRELAND FUND, INC.
PORTFOLIO HOLDINGS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------


                                                       Face           Value (U.S.)
April 30, 2005                                         Value            (Note A)
-----------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT (0.95%)
     British Pounds Sterling                 (pound)      767          $      1,465
     Euro                                     (euro)  816,757             1,054,397
                                                                       ------------
TOTAL FOREIGN CURRENCY ON DEPOSIT
   (Cost $1,055,864)**                                                    1,055,862
                                                                       ------------
TOTAL INVESTMENTS (98.75%)
   (Cost $48,614,752)                                                   109,472,362
OTHER ASSETS AND LIABILITIES (1.25%)                                      1,391,207
                                                                       ------------
NET ASSETS (100.00%)
                                                                       $110,863,569
                                                                       ============
-----------------------------------------------------------------------------

     a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended.
     *  Non-income producing security.
    **  Foreign currency held on deposit at the Bank of Ireland.
     + Security is fair valued and market value is determined in accordance with procedures established by the Board of Trustees.
   ADR -American  Depository Receipt traded in U.S. dollars.
   UTS -Units

THE NEW IRELAND FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
--------------------------------------------------------------------------------


April 30, 2005
--------------------------------------------------------------------------------


ASSETS:
   Investments at value (Cost $47,558,888)
       See accompanying schedule                                U.S.$108,416,500
   Cash                                                                  894,990
   Foreign currency (Cost $1,055,864)                                  1,055,862
   Receivable for investment securities sold                             189,874
   Dividends receivable                                                  646,873
                                                                    ------------
       Total Assets                                                  111,204,099
                                                                    ------------

LIABILITIES:
   Payable for Fund shares redeemed                                       82,594
   Investment advisory fee payable (Note B)                               68,101
   Accrued legal fees payable                                             53,196
   Printing fees payable                                                  47,683
   Accrued audit fees payable                                             27,082
   Administration fee payable (Note B)                                    18,376
   Custodian fees payable (JP Morgan Chase & Co.) (Note B)                14,880
   Directors' fees and expenses (Note C)                                  11,833
   Transfer agent fees payable                                             6,566
   Accrued expenses and other payables                                    10,219
                                                                    ------------
       Total Liabilities                                                 340,530
                                                                    ------------
NET ASSETS                                                      U.S.$110,863,569
                                                                    ============


AT APRIL 30, 2005 NET ASSETS CONSISTED OF:
   Common Stock, U.S. $.01 Par Value -
       Authorized 20,000,000 Shares;
       Issued and Outstanding 4,633,678 Shares                  U.S.$     46,337
   Additional Paid-in Capital                                         49,251,998
   Undistributed Net Investment Income                                   500,409
   Accumulated Net Realized Gain                                         209,444
   Unrealized Appreciation of Securities,
       Foreign Currency and Net Other Assets                          60,855,381
                                                                    ------------
TOTAL NET ASSETS                                                U.S.$110,863,569
                                                                    ============


NET ASSET VALUE PER SHARE
   (Applicable to 4,633,678 outstanding shares)
   (authorized 20,000,000 shares)
(U.S. $110,863,569 / 4,633,678)                                 U.S.$      23.93
                                                                    ============

                       See Notes to Financial Statements.

THE NEW IRELAND FUND, INC.
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
                                                       For the Six Months Ended
                                                            April 30, 2005
                                                              (unaudited)
--------------------------------------------------------------------------------
 INVESTMENT INCOME
  Dividends (net of withholding taxes of U.S. $115,404)         U.S.$  1,283,571
  Interest                                                                15,600
                                                                    ------------

TOTAL INVESTMENT INCOME                                                1,299,171
                                                                    ------------

 EXPENSES
  Investment advisory fee (Note B)               $    421,208
  Administration fee (Note B)                          88,999
  Directors' fees and expenses (Note C)                75,398
  Legal fees                                           63,154
  Printing fees                                        29,843
  Custodian fees (Note B)                              27,966
  Other                                                86,128
                                                 ------------

TOTAL EXPENSES                                                           792,696
                                                                    ------------

NET INVESTMENT INCOME                                           U.S.$    506,475
                                                                    ------------

 REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS (NOTE D)
  Realized gain on:
    Securities transactions                         2,876,293
    Foreign currency transactions                     102,145
                                                 ------------
  Net realized gain on investments during the period                   2,978,438
                                                                    ------------
  Net change in unrealized appreciation/(depreciation) of:
    Securities                                     11,526,569
    Foreign currency and net other assets             (75,346)
                                                 ------------
  Net unrealized appreciation of investments
     during the period                                                11,451,223
                                                                    ------------

NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS                                                      14,429,661
                                                                    ------------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                               U.S.$ 14,936,136
                                                                    ============


                       See Notes to Financial Statements.

THE NEW IRELAND FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                              Six Months Ended
                                               April 30, 2005           Year Ended
                                                 (unaudited)        October 31, 2004
----------------------------------------------------------------------------------------
Net investment income/(loss)                 U.S.$    506,475       U.S.$      (294)
Net realized gain on investments                    2,978,438             4,062,384
Net unrealized appreciation of
   investments, foreign currency holdings and
   net other assets                                11,451,223            17,123,885
                                                 ------------           -----------
Net increase in net assets resulting from
   operations                                      14,936,136            21,185,975

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                             (140,656)             (424,025)
                                                 ------------           -----------
Net increase in net assets                         14,795,480            20,761,950
                                                 ------------           -----------

CAPITAL SHARE TRANSACTIONS:
   Value of 54,850 and 86,200 shares
   repurchased, respectively (Note F)              (1,185,179)           (1,298,640)
                                                 ------------           -----------
NET DECREASE IN NET ASSETS RESULTING
   FROM CAPITAL SHARE TRANSACTIONS                 (1,185,179)           (1,298,640)
                                                 ------------           -----------

NET ASSETS
   Beginning of period                             97,253,268            77,789,958
                                                 ------------           -----------
   End of period (Including undistributed
   net investment income of $500,409
   and $134,590 respectively)                U.S.$110,863,569       U.S.$97,253,268
                                                 ============           ===========

                       See Notes to Financial Statements.

THE NEW IRELAND FUND, INC.
FINANCIAL HIGHLIGHTS (FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------


                                       Six Months Ended                       Year Ended October 31,
                                        April 30, 2005     ------------------------------------------------------
                                        (unaudited)        2004         2003        2002         2001        2000
-----------------------------------------------------------------------------------------------------------------
Operating Performance:
Net Asset Value,
  Beginning of Period                 U.S.$20.74         $16.29       $11.04      $13.28       $20.06      $19.75
                                          ------         ------       ------      ------       ------      ------
Net Investment Income/(Loss)                0.11          (0.00)#       0.07       (0.08)       (0.02)       0.15
Net Realized and Unrealized
  Gain/(Loss) on Investments                3.07           4.49         5.08       (1.50)        3.65        1.59
                                          ------         ------       ------      ------       ------      ------
Net Increase/(Decrease) in
  Net Assets Resulting from
  Investment Operations                     3.18           4.49         5.15       (1.58)       (3.67)       1.74
                                          ------         ------       ------      ------       ------      ------
Distributions to Shareholders from:
  Net Investment Income                    (0.03)         (0.09)          --       (0.03)       (0.01)      (0.13)
  Net Realized Gains                          --             --           --       (0.69)       (2.65)      (1.60)
                                          ------         ------       ------      ------       ------      ------
Total from Distributions                   (0.03)         (0.09)          --       (0.72)       (2.66)      (1.73)
                                          ------         ------       ------      ------       ------      ------
Anti-Dilutive/(Dilutive) Impact
  of Capital Share Transactions             0.04           0.05         0.10        0.06++      (0.45)+      0.30
                                          ------         ------       ------      ------       ------      ------
Net Asset Value,
  End of Period                       U.S.$23.93        $ 20.74      $ 16.29     $ 11.04      $ 13.28     $ 20.06
                                          ======        =======      =======     =======      =======     =======
Share Price, End of Period            U.S.$21.20        $ 18.46      $ 13.81     $  8.67      $ 11.02     $ 15.19
                                          ======        =======      =======     =======      =======     =======
Total Investment Return (a)               15.44%(c)      28.14%       47.55%    (12.07)%     (23.76)%      13.27%
                                          ======        =======      =======     =======      =======     =======
Total Investment Return (b)               15.00%(c)      34.47%       59.28%    (16.05)%     (12.73)%       3.43%
                                          ======        =======      =======     =======      =======     =======

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net Assets,
  End of Period (000's)             U.S.$110,864        $97,253      $77,790     $54,856      $68,223     $95,075
Ratio of Net Investment
  Income/(Loss) to Average
  Net Assets                               0.91%+++     (0.00)%o       0.54%     (0.64)%      (0.16)%       0.70%
Ratio of Operating Expenses
  to Average Net Assets                    1.43%+++       1.80%        1.78%       2.10%        1.80%       1.42%
Portfolio Turnover Rate                       4%             5%          10%         13%          35%         34%

 (a) Based on share net asset value and reinvestment of distributions at the price obtained under the Dividend Reinvestment and Cash Purchase Plan.
 (b) Based on share market price and reinvestment of distributions at the price obtained under the Dividend Reinvestment and Cash Purchase Plan.
 (c) Return is based on the six months ended April 30, 2005. Periods less than one year are not annualized.
   + Amount represents $0.08 per share impact for shares repurchased by the Fund under the Share Repurchase Program and $(0.53) per share impact for the new shares issued as Capital Gain Stock Distribution.
  ++ Amount represents $0.16 per share impact for shares repurchased by the Fund under the Share Repurchase Program and $(0.10) per share impact for the new shares issued as Capital Gain Stock Distribution.
 +++ Annualized
   # Amount represents less than $0.01 per share.
   o Amount represents less than 0.01%.

THE NEW IRELAND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

     The New Ireland Fund, Inc. (the "Fund") (formerly The Irish Investment Fund, Inc.) was incorporated under the laws of the State of Maryland on December 14, 1989 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The investment strategy of the Fund, as revised in March 2001, involved a bias toward high growth Irish companies including listed and unlisted firms, drawn from the technology, telecommunications and health care sectors. More recently, due to the broadly based decline in the technology and telecommunications sectors, this strategy has been amended but the bias continues toward Ireland's growth companies.

A.   SIGNIFICANT ACCOUNTING POLICIES:
     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.
     SECURITY VALUATION: Securities listed on a stock exchange for which market quotations are readily available are valued at the closing prices on the date of valuation, or if no such closing prices are available, at the last bid price quoted on such day. If there are no such quotations available for the date of valuation, the last available closing price will be used. The value of securities and other assets for which no market quotations are readily available, or whose values have been materially affected by events occurring before the funds' pricing time but after the close of the securities' primary markets, are valued by methods deemed by the Board of Directors to represent fair value. At April 30, 2005 the Fund held 0.58% of its net assets in securities valued in good faith with an aggregate cost of $669,299 and fair value of $645,477. Short-term securities that mature in 60 days or less are valued at amortized cost.
     DIVIDENDS AND DISTRIBUTIONS TO STOCKHOLDERS: Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences differences arise when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gain ordinary income for tax purposes.
     U.S. FEDERAL INCOME TAXES: It is the Fund's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distribute all of its taxable income within the prescribed time. It is also the intention of the Fund to make distributions in sufficient amounts to avoid Fund excise tax. Accordingly, no provision for U.S. Federal income taxes is required.
     CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the spot rate of such currencies against U.S. dollars by obtaining from FT-IDC each day the current 4:00pm London time spot rate and future rate (the future rates are quoted

THE NEW IRELAND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

in 30-day increments) on foreign currency contracts. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on security transactions.
     FORWARD FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign currency contracts for non-trading purposes in order to protect investment securities and related receivables and payables against future changes in foreign currency exchange rates. Fluctuations in the value of such contracts are recorded as unrealized gains or losses; realized gains or losses include net gains or losses on contracts which have terminated by settlements or by entering into offsetting commitments. Risks associated with such contracts include movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. There were no such contracts open in the Fund as of April 30, 2005.
     SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis.
B.   MANAGEMENT SERVICES:
     The Fund has entered into an investment advisory agreement (the "Investment Advisory Agreement") with Bank of Ireland Asset Management (U.S.) Limited ("Bank of Ireland Asset Management"), an indirect wholly-owned subsidiary of The Governor and Company of the Bank of Ireland ("Bank of Ireland"). Under the Investment Advisory Agreement, the Fund pays a monthly fee at an annualized rate equal to 0.75% of the value of the average weekly net assets of the Fund up to the first $100 million and 0.50% of the value of the average weekly net assets of the Fund on amounts in excess of $100 million. In addition, Bank of Ireland Asset Management provides investor services to existing and potential shareholders.
     The Fund has entered into an administration agreement (the "Administration Agreement") with PFPC Inc. The Fund pays PFPC Inc. an annual fee payable monthly. During the six months ended April 30, 2005, the Fund incurred expenses of U.S $88,999 in administration fees to PFPC Inc.
     The Fund has entered into an agreement with JP Morgan Chase & Co. to serve as custodian of the Fund's assets. During the six months ended, April 30, 2005 the Fund incurred expenses for JP Morgan Chase & Co. of U.S. $20,418. Bank of Ireland served as the Fund's custodian of the Fund's assets held in Ireland until December 7, 2004. During that period the Fund incurred expenses of U.S. $7,548 in custodian fees to Bank of Ireland.
     For the six months ended, April 30, 2005, the Fund incurred total brokerage commissions of U.S. $20,458, of which U.S. $3,947 was paid to Davy Stockbrokers, an affiliate of Bank of Ireland Asset Management.

THE NEW IRELAND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

C.   DIRECTORS FEES:
     The Fund currently pays each Director who is not a managing director, officer or employee of Bank of Ireland Asset Management or any affiliate thereof, an annual retainer of U.S. $11,500, plus U.S. $1,000 for each meeting of the Board of Directors or Committee of the Board attended in person or via telephone and any stockholder meeting attended in person not held on the same day as a meeting of the Board. The Fund pays the Chairman of the Board of
Directors of the Fund an additional U.S. $32,500. Also, the Fund pays the Chairman of the Audit Committee an additional U.S. $1,000 for each meeting of the Audit Committee attended. Each Director is reimbursed for travel and certain out-of-pocket expenses.
D.   PURCHASES AND SALES OF SECURITIES:
     The cost of purchases and proceeds from sales of securities for the six months ended, April 30, 2005 excluding U.S. government and short-term investments, aggregated U.S. $6,403,268 and U.S. $4,515,241, respectively.
     At April 30, 2005, aggregate gross unrealized appreciation for all securities (excluding foreign currency on deposit) in which there was an excess value over tax cost was U.S. $63,190,790 and aggregate gross unrealized depreciation for all securities (excluding foreign currency on deposit) in which there was an excess of tax cost over value was U.S. $2,333,178. Also, on this date, the tax cost of securities for Federal Income Tax purposes is $47,558,888.
     At April 30, 2005, there were no permanent  tax  and  book  differences  in gross unrealized appreciation/depreciation of securities or the cost basis of securities.
E.   COMMON STOCK:
     On December 14, 1989, 9,000 shares of the Fund's common stock were issued to Bank of Ireland Asset Management. On April 30, 2005 Bank of Ireland held 11,548 shares representing 0.25% of the Fund's total issued shares.
     On April 30, 2005, Bank of Ireland Asset Management controlled 341,672 shares, representing 7.37% of the Funds outstanding shares. The Wachovia Corporation held 563,200 shares, as stated in a 13F-HR filed with the Securities and Exchange Commission on May 3, 2005, representing 12.15% of the Funds outstanding shares.
F.   SHARE REPURCHASE PROGRAM:
     In accordance with Section 23(c) of the Investment Company Act of 1940, as amended, the Fund hereby gives notice that it may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors and upon such terms as the Directors shall determine.
     For the six months ended, April 30, 2005, the Fund repurchased 54,850 (1.17% of the shares outstanding at October 31, 2004 year end) of its shares for a total cost of $1,185,179, at an average discount of 12.77% of net asset value.
     For the year ended, October 31, 2004, the Fund repurchased 86,200 (1.81% of the shares outstanding at October 31, 2003 year end) of its shares for a total cost of $1,298,640, at an average discount of 15.13% of net asset value.
G.   MARKET CONCENTRATION:
     Because the Fund concentrates its investments in securities issued by corporations in Ireland, its portfolio may be subject to special risks and considerations typically not associated with investing in a broader range of domestic securities. In addition, the Fund is more susceptible to factors adversely affecting the

THE NEW IRELAND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

Irish economy than a comparable fund not concentrated in these issuers to the same extent.
H.   PORTFOLIO INFORMATION
     The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available (1) by calling 1-800-468-6475; (2) on the Fund's website located at HTTP://WWW.NEWIRELANDFUND.COM; (3) on the SEC's website at HTTP://WWW.SEC.GOV; or (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.
I.   PROXY VOTING INFORMATION
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities held by the Fund is available, without charge and upon request, by calling 1-800-468-6475. This information is also available from the EDGAR database or the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at HTTP://WWW.SEC.GOV.
J.   ADVISORY AGREEMENT
     (In this disclosure, the term "Fund" refers to The New Ireland Fund, Inc., the term "Adviser" refers to Bank of Ireland Asset Management (U.S.) Limited and the term "Administrator" refers to PFPC).
     The directors unanimously approved the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Fund and the Adviser in respect of the Fund at a meeting held on March 8, 2005.
     In preparation for the meeting, the directors had requested and evaluated various materials from the Advisor and the Administrator, including performance and expense information for other investment companies with analogous objectives (i.e., single-country closed-end funds) derived from data compiled by an independent third party provider ("15c Provider"). Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel to the Fund and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuances. The directors who were not "interested persons" of the Fund or the Adviser also discussed the proposed continuances in a private session with counsel at which no representatives of the Adviser were present. In reaching their determinations relating to continuance of the Advisory Agreement in respect of the Fund, the directors considered all factors they believed relevant, including the following:
1. information comparing the performance of the Fund to other investment companies with analogous investment objectives and to the Irish Stock Exchange index;
2. the nature, extent and quality of investment and other services rendered by the Adviser;
3. payments received by the Adviser from all sources in respect of the Fund;
4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund;

THE NEW IRELAND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

5. comparative fee and expense data for the Fund and other investment companies with analogous investment objectives;
6. the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of investors;
7. fall-out benefits which the Adviser and its affiliates receive from their relationships to the Fund;
8. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser; and
9. the terms of the Advisory Agreement.
     The directors also considered the nature and quality of the services provided by the Adviser to the Fund, based on their experience as directors of the Fund, their confidence in the Adviser's integrity and competence gained from that experience and the Adviser's responsiveness to concerns raised by them in the past and to personnel changes in the Adviser's portfolio managers. The directors also considered the lowering of the management fees by the Adviser in 1998 on assets in excess of $100 million.
     The directors determined that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, the expenses incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment. NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER
     The Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. Although the Fund retains a separate third party administrator, the Adviser also provides the Fund with certain other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and with certain executive personnel necessary for its operations. The Adviser pays all of the compensation of the director and the officers of the Fund who are employees of the Adviser.
     The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided had expanded over time as a result of regulatory and other developments. The directors noted that, for example, the Adviser is responsible for maintaining and monitoring its own compliance program and coordinates certain activities with the Fund's Chief Compliance Officer, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the investment research capabilities of the Adviser and the other resources they have dedicated to performing services for the Fund. The quality of other services, including the Adviser's assistance in the coordination of the activities of some of the Fund's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting it and the Fund. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Advisory Agreement.
COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISER
     At the request of the directors, the Adviser provided information concerning the profitability to the Adviser of the Advisory Agreement. The directors reviewed

THE NEW IRELAND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

with the Adviser assumptions and methods of allocation used by the Adviser in preparing this Fund-specific profitability data. The Adviser stated its belief that the methods of allocation used were reasonable, but it noted that there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as the Adviser where each of the advisory products draws on, and benefits from, the research and other resources of the organization.
     The directors recognized that it is difficult to make comparisons of profitability from investment advisory contracts. This is because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the type of clients it advises, its business mix, and numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses. The directors recognized that the Adviser should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides, to the Fund. Based on their review, they concluded they were satisfied that the Adviser's level of profitability, from its relationship with the Fund, was not excessive.
FALL-OUT BENEFITS
     The Advisor advised the directors that no portfolio transactions were allocated pursuant to arrangements whereby the Adviser receives brokerage and research services from brokers that execute the Fund's purchases and sales of securities. As a result, none of the Adviser's research or other expenses were offset by the use of the Fund's commissions.
     The directors also considered that a broker-dealer affiliate of the Adviser receives brokerage commissions from the Fund for execution services only.
     The directors recognized that the impact on the Adviser's broker-dealer affiliate's profitability would be negligible if it did not receive the brokerage commissions described above. The directors noted that the Adviser derives reputational and other benefits from its association with the Fund. INVESTMENT RESULTS
     The directors considered the investment results of the Fund as compared to investment companies with analogous investment objectives. This was determined based on the information provided by the 15c Provider and by reviewing the Irish Stock Exchange index ("ISEQ"). The ISEQ was reviewed, both including and excluding the common shares, of the Adviser's parent company, which represents approximately 16% of the capitalization weighted ISEQ index, and which the Fund is not permitted to purchase. In addition to the information received by the directors for the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.
     At the meeting, the directors also reviewed information, showing the performance of the Fund. This compared the Fund to certain funds in its 15c Provider category (i.e., Western European single-country closed-end funds) over annualized rolling one-, three-, five- and ten-year periods ended at January 31, 2005. They also compared the Fund to a securities index over one-year and annualized rolling three-year periods, and for the most recent interim period. The comparative information showed that the performance of the Fund compared favorably to such funds and was at or above that of the securities index. The directors also noted that the Fund's diversification criteria limited its investment

THE NEW IRELAND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

flexibility compared to many advisory accounts advised by the Adviser. Based upon their review, the directors concluded that the Fund's relative investment performance over time had been satisfactory.
EXPENSE RATIO
     The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within the relevant 15c Provider category (referred to herein as the Fund's "peer group") and viewed such comparison to be favorable to the Fund.
ADVISORY FEE
     The directors were advised that the Fund is the Adviser's only U.S. client, managed exclusively, in Irish equity securities and subject to its diversification restraints and inability to purchase the common shares of the Adviser's parent company. Other institutional accounts, which included Irish equities, generally had much broader mandates with fee structures differing substantially from the Fund and, recognizing its current level of assets, such institutional fees appeared somewhat but not significantly lower.
     The Adviser reviewed with the directors the major differences in the scope of services, it provides to institutional clients and to the Fund. For example, despite not being required, under the Advisory Agreement, the Adviser provides, among other things, employees who serve as officers of the Fund (which officers provide required certifications, with the attendant costs and exposure to liability). The Adviser also assists in coordinating the provision of services to the Fund by certain nonaffiliated service providers. In looking at fee comparisons, the directors took these aspects into consideration.
     The Fund's peer group consisted of 41 portfolios in the relevant 15c Provider category. The information showed that the Fund's effective advisory fee rate of .72% (based on net assets at January 31, 2005) was well within the range of advisory fees paid by the portfolios in the group, and was somewhat below the average and the median for the group.
     The directors recognized the limitations on the usefulness of these comparisons, given the nature, extent and quality of the services provided by the advisers of other portfolios. Similar limitations are inherent in comparing services etc. being provided by the Advisor to its other clients.
     The directors noted that the Adviser's fee has a substantial decrement (from .75% to .50% of average net assets) at a relatively low level of total net assets ($100 million), which level of assets, although recently above this figure, has rarely been exceeded in the past.
     The directors took into account that, although the Adviser may realize economies of scale in managing the Fund, as its assets increase, there are substantial restraints on the growth of Fund assets. These are: (a) a public offering may only reasonably be made in rights offerings, or when the market price of the Fund's shares exceeds the net asset value per share; and (b) stockholders either take dividends or distributions in cash or they reinvest them in secondary market purchases of Fund shares, neither of which serves to increase Fund assets.
     After considering the information, the directors concluded that they believed that the Fund's advisory fee was reasonable, with the breakpoint set at a relatively low level of assets. They also concluded that the absolute dollar fees paid to the

THE NEW IRELAND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

Adviser were modest, by any standard, in light of the commitment required to advise the Fund, and that they were satisfied with the nature and quality of the services provided.
     In addition, the directors recognized that many industry observers have noted that the level of services required and risks involved in managing registered investment companies are significantly different from those for pension and institutional accounts and that market fees vary accordingly. Although for investment advisers (such as the Adviser), who are not also administrators of closed-end funds, this may be true to a lesser extent than for more full-service fund managers. However, the directors noted that institutional client accounts are more portable than registered investment companies that require Board and stockholder approval, prior to changing investment advisers.

ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
     The Fund will distribute to stockholders, at least annually, substantially all of its net income from dividends and interest payments and expects to distribute substantially all its net realized capital gains annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan approved by the Fund's Board of Directors (the "Plan"), each stockholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is instructed otherwise by the stockholder in writing, to have all distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan. Distributions with respect to Fund shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested by the broker or nominee in additional Fund shares under the Plan, unless the service is not provided by the broker or nominee or the stockholder elects to receive distributions in cash. Investors who own Fund shares registered in street name may not be able to transfer those shares to another broker-dealer and continue to participate in the Plan. These stockholders should consult their broker-dealer for details. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholder by American Stock Transfer & Trust Company, as paying agent. Stockholders who do not wish to have distributions automatically reinvested should notify the Fund, in care of the Plan Agent for The New Ireland Fund, Inc.
     The Plan Agent will serve as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, as stockholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the New York Stock Exchange, Inc. ("New York Stock Exchange"), the next preceding trading day. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan will be deemed to have elected to receive shares of stock from the Fund, valued at market price on the valuation date. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent as agent for the participants, will buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, with the cash in respect of such dividend or distribution, for the participants' account on, or shortly after, the payment date.
     Participants in the Plan have the option of making additional cash payments to the Plan Agent, annually, in any amount from U.S. $100 to U.S. $3,000, for investment in the Fund's common stock. The Plan Agent will use all funds received from participants (as well as any dividends and capital gain distributions received in cash) to purchase Fund shares in the open market on or about January 15 of each year. Any voluntary cash payments received more than thirty days prior to such date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations and to allow ample time

ADDITIONAL INFORMATION (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (CONTINUED)
for  receipt  and  processing  by the  Plan  Agent,  it is  suggested  that  the participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before January 15. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than forty-eight hours before such payment is to be invested.
     The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by stockholders for personal and U.S. Federal tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder's proxy will include those shares purchased pursuant to the Plan.
     In the case of stockholders such as banks, brokers or nominees who hold shares for beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.
     There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fee for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases from voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock of individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.
     The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. Federal income tax which may be payable on such dividends or distributions.
     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all stockholders at least ninety days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent with at least ninety days written notice to all stockholders. All correspondence concerning the Plan should be directed to the Plan Agent for The New Ireland Fund, Inc. in care of American Stock Transfer & Trust Company, 40 Wall Street, New York, New York, 10005, telephone number (718) 921-8283.

--------------------------------------------------------------------------------

                           THE NEW IRELAND FUND, INC.
                             DIRECTORS AND OFFICERS
                     Peter J. Hooper   - CHAIRMAN OF THE BOARD
                     James J. Boyle    - DIRECTOR
                     Brendan Donohoe   - PRESIDENT AND DIRECTOR
                     Denis P. Kelleher - DIRECTOR
                     George G. Moore   - DIRECTOR
                     James M. Walton   - DIRECTOR
                     Lelia Long        - TREASURER
                     Hugh Carter       - ASSISTANT TREASURER
                     Thomas Calabria   - SECRETARY
                     Debra M. Brown    - CHIEF COMPLIANCE OFFICER

                          PRINCIPAL INVESTMENT ADVISOR
                 Bank of Ireland Asset Management (U.S.) Limited
                               75 Holly Hill Lane
                          Greenwich, Connecticut 06830

                                  ADMINISTRATOR
                                    PFPC Inc.
                               4400 Computer Drive
                        Westborough, Massachusetts 01581

                                   CUSTODIANS
                              JP Morgan Chase & Co.
                        North America Investment Services
                            3 Metro Tech - 7th Floor
                            Brooklyn, New York 11245

                           SHAREHOLDER SERVICING AGENT
                     American Stock Transfer & Trust Company
                                 40 Wall Street
                            New York, New York 10005

                                  LEGAL COUNSEL
                               Sullivan & Cromwell
                                125 Broad Street
                            New York, New York 10004

                  INDEPENDENT PUBLIC REGISTERED ACCOUNTING FIRM
                               Grant Thornton LLP
                                 60 Broad Street
                               New York, NY 10004

                                 CORRESPONDENCE

                   ALL CORRESPONDENCE SHOULD BE ADDRESSED TO:
                           The New Ireland Fund, Inc.
                                  c/o PFPC Inc.
                                 99 High Street
                                   27th Floor
                           Boston, Massachusetts 02110

                   TELEPHONE INQUIRIES SHOULD BE DIRECTED TO:
                        1-800-GO-TO-IRL (1-800-468-6475)
                                WEBSITE ADDRESS:
                             www.newirelandfund.com

--------------------------------------------------------------------------------
IR-SAR 04/05



ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                    REGISTRANT PURCHASES OF EQUITY SECURITIES

                                                                                                   (D) MAXIMUM NUMBER
                                                                                                     (OR APPROXIMATE
                                                                                                    DOLLAR  VALUE) OF
                                                           (C)  TOTAL   NUMBER  OF SHARES          SHARES  (OR  UNITS)
                  (A) TOTAL  NUMBER    (B) AVERAGE          (OR UNITS)  PURCHASED  AS PART          THAT  MAY YET BE
                   OF SHARES  (OR    PRICE PAID  PER      OF  PUBLICLY  ANNOUNCED  PLANS           PURCHASED UNDER THE
      PERIOD      UNITS) PURCHASED   SHARE (OR UNIT)                OR PROGRAMS                     PLANS OR PROGRAMS
-------------------------------------------------------------------------------------------------------------------------
Month #1                   0               0                              0                              468,852
(November 1, 2004
to November 30,
2004)
-------------------------------------------------------------------------------------------------------------------------
Month #2                   0               0                              0                              468,852
(December 1, 2004
to December 31,
2004)
-------------------------------------------------------------------------------------------------------------------------
Month #3                   0               0                              0                              468,852
(January 1, 2005
to January 31,
2005)
-------------------------------------------------------------------------------------------------------------------------
Month #4                   0               0                              0                              468,852
(February 1, 2005
to February 28,
2005)
-------------------------------------------------------------------------------------------------------------------------
Month #5                   17,350          21.88                          17,350                         451,502
(March 1, 2005 to
March 31, 2005)
-------------------------------------------------------------------------------------------------------------------------
Month #6                   39,350          21.51                          39,350                         412,152
(April 1, 2005 to
April 30, 2005)
-------------------------------------------------------------------------------------------------------------------------
Total                      56,700**        21.62                          56,700**                       412,152
-------------------------------------------------------------------------------------------------------------------------

**Please note the total figure is different from the figure in the Financials by 1,850 shares. This was a trade that was done on April 14, 2005 which was omitted in error when the Financials were prepared. The Financials will be corrected for the Year End report.

a. The date each plan or program was announced: February 2000
b. The dollar amount (or share or unit amount) approved: 10% of shares outstanding at the previous fiscal year end.
c. The expiration date (if any) of each plan or program:  None
d. Each plan or program that has expired during the period covered by the table: None


e. Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases: None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1)   Not applicable.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) THE NEW IRELAND FUND, INC.

By (Signature and Title)*  /S/ BRENDAN DONOHOE
                         -------------------------------------------------------
                          Brendan Donohoe, President
                          (principal executive officer)

Date              JUNE 21, 2005
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /S/ BRENDAN DONOHOE
                         -------------------------------------------------------
                          Brendan Donohoe, President
                          (principal executive officer)

Date              JUNE 21, 2005
    ----------------------------------------------------------------------------


By (Signature and Title)*  /S/ LELIA LONG
                         -------------------------------------------------------
                          Lelia Long, Treasurer
                          (principal financial officer)

Date              JUNE 21, 2005
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.